UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2018

KEMET Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

KEMET Tower, One East Broward Blvd., Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

(954) 766-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 7, 2018, KEMET Corporation, a Delaware corporation (“KEMET” or the “Company”), a leading global supplier of passive electronic components, announced that TOKIN Corporation, a Japanese incorporated subsidiary of the Company (“TOKIN”), has completed the funding of, and received the proceeds from, the 33 billion Japanese Yen (approximately $292 million) Term Loan Agreement (the “New Term Loan Facility”) by and among TOKIN, the lenders party thereto (the “Lenders”) and Sumitomo Mitsui Trust Bank Limited, in its capacity as agent, arranger and Lender, which was previously entered into and announced on October 29, 2018. The proceeds from the New Term Loan Facility were used by TOKIN to make intercompany loans to the Company. The Company used the proceeds of the loans from TOKIN, together with other cash on hand, to prepay in full all of the outstanding amounts under the Company’s prior Term Loan Credit Agreement dated April 28, 2017 (the “Prior Term Loan Facility”), by and among the Company, KEMET Electronics Corporation, a Delaware corporation, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, and to pay related fees, costs and expenses (including a prepayment penalty of 1%). The Company had approximately $323.4 million outstanding under the Prior Term Loan Facility.

The foregoing description of the New Term Loan Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the New Term Loan Facility, which was filed as Exhibit 10.1 to the Current Report on Form 8-K dated October 29, 2018, and is incorporated herein by reference. A copy of the press release announcing the completion of the funding of the New Term Loan Facility is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	News Release, dated November 7, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 7, 2018	KEMET Corporation

	By:	/s/ WILLIAM M. LOWE, JR.
William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer